                                     SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C. 20549

                                                  FORM 8-K

                                               CURRENT REPORT

                                      Pursuant to Section 13 or 15(d)
                                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2003

                                           Frontier Airlines, Inc.
                            (Exact name of registrant as specified in its charter)

        Colorado                             0-24126                    84-1256945
(State of Incorporation)            (Commission File Number)         (I.R.S. Employer
                                                                    Identification No.)

      7001 Tower Road, Denver, Colorado                              80249
   (Address of principal executive offices)                        (Zip Code)

                                           (720) 374-4200
                                   (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated December 22, 2003, entitled "Frontier Airlines to Announce
         Final Payment on U.S. Government Guaranteed Loan".

Item 9.  Regulation FD Disclosure.

         On December 22, 2003, Frontier Airlines, Inc. issued a press release announcing that it will repay the remaining $11.58 million of its commercial loan facility guaranteed by the Air Transportation Stabilization Board. The press release dated
         December 22, 2003 entitled "Frontier Airlines to Announce Final Payment on U.S.
         Government Guaranteed Loan" is attached hereto as Exhibit 99.1.

                                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES, INC.

Date: December 22, 2003                              By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO